Exhibit 99.2
Earnings Call Presentation 4th Quarter 2013 February 24, 2014
Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrong.com.The guidance in this presentation is only effective as of the date given, February 24, 2014, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. 2
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. Basis of Presentation Explanation When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. 3 We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2013 is used for all currency translations in 2013 and prior years. Guidance is presented using the 2014 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2013 results and 2014 guidance and 40% for 2012, which are based on the expected full year historical tax rate.In the fourth quarter of 2012, we completed the sale of Cabinets business. The financial results of the Cabinets business, which were previously shown as a separate reporting segment, have been reclassified and presented as discontinued operations. The financial results included within this presentation, including historical results, are presented on a continuing operations basis unless specifically noted otherwise. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
As reported Net Sales: $661 million in 2013 and $613 million in 2012As reported Operating Income: $30 million in 2013 and $42 million in 2012As reported EPS: $0.20 in 2013 and $0.15 in 2012Cash flow information includes cash flows attributable to CabinetsUnadjusted Key Metrics - Fourth Quarter 2013 2013 2012 Variance Net Sales (1) $661 $612 8.1% Operating Income (2) 41 47 (12.9)% % of Sales 6.2% 7.7% (150 bps) EBITDA 71 73 (3.3)% % of Sales 10.7% 12.0% (130 bps) Earnings Per Share (3) $0.32 $0.34 (8.2)% Free Cash Flow (4) (7) 24 (130.7)% Net Debt 931 735 197 ROIC(5) 8.2% 9.5% (130 bps) 4
2013 2012 V EBITDA- Adjusted $71 $73 ($2) Depreciation and Amortization (30) (26) (4) Operating Income - Adjusted $41 $47 ($6) Foreign Exchange Movements (2) - (2) Impairment - (1) 1 Cost Reduction Initiatives (9) (4) (5) Operating Income - As Reported $30 $42 ($12) Interest (Expense) (12) (12) - EBT $18 $30 ($12) Tax (Expense) (7) (21) 14 Net Income $11 $9 $2 Fourth Quarter 2013 vs. PY- Adjusted EBITDA to Reported Net Income 5
Fourth Quarter Sales and EBITDA by Segment - 2013 vs. PY 6 (CHART)
(CHART) EBITDA Bridge - Fourth Quarter 2013 vs. Prior Year 7 ($11) ($4)
(CHART) Free Cash Flow - Fourth Quarter 2013 vs. Prior Year 8
As reported Net Sales: $2,720 million in 2013 and $2,619 million in 2012.As reported Operating Income: $239 million in 2013 and $271 million in 2012As reported EPS: $1.71 in 2013 and $ 2.41 in 2012.Cash flow information includes cash flows attributable to CabinetsUnadjusted 2013 Actual 2012 Actual Variance Net Sales (1) $2,724 $2,623 3.9% Operating Income (2) 262 302 (13.3)% % of Sales 9.6% 11.5% (190 bps) EBITDA 371 402 (7.7)% % of Sales 13.6% 15.3% (170 bps) Earnings Per Share (3) $2.04 $2.53 (19.5)% Free Cash Flow (4) 68 88 (22.5)% Net Debt 931 735 197 ROIC(5) 8.2% 9.5% (130 bps) Key Metrics - Full Year 2013 9
(CHART) Full Year Sales and EBITDA by Segment - 2013 vs. 2012 10
(CHART) $16 EBITDA Bridge - Full Year 2013 vs. Prior Year 11 ($23) ($9) $29 $6
(CHART) Free Cash Flow - Full Year 2013 vs. Prior Year 12 ($19) ($2) ($3)
2014 Estimate Range (1) 2014 Estimate Range (1) 2014 Estimate Range (1) 2013 (2) Variance Variance Variance Net Sales(3) 2,800 to 2,900 2,720 3% to 7% Operating Income(4) 275 to 300 262 5% to 15% EBITDA 400 to 430 371 8% to 16% Earnings Per Share(5) $2.55 to $2.80 $2.04 25% to 37% Free Cash Flow 60 to 100 68 (12)% to 47% Guidance is presented using 2014 budgeted foreign exchange rates2013 results are presented using 2013 budgeted foreign exchange rates2014 and 2013 net sales include the impact of foreign exchangeAs reported Operating Income: $275- $300 million in 2014 and $239 million 2013As reported earnings per share: $2.35 - $2.60 in 2014 and $1.71 in 2013 Key Metrics - Guidance 2014 13
2014 Financial Outlook $20 - $30 million vs. 2013Adjusted Gross Margin 100 to 150 bps vs. 201316.3% to 16.8% of sales$0 - $5 million vs. 2013 $30 - $40 million; Adjusted long-term ETR of ~39%(2) Sales(1) $625- $665 million; EBITDA $75 - $90 million $180 - $200 million < $5 million Raw Material & Energy Inflation Manufacturing Productivity Earnings from WAVE Cash Taxes/ETR Q1 Capital Spending Exclusions from EBITDA 14 Net sales include foreign exchange impactAs reported ETR of 44% for 2014 SG&A
Appendix 15
CabinetsAnnounced sale in Q3 2012 and finalized sale in Q4 2012Treated as discontinued operation starting with Q3 2012PatriotCompleted sale in Q3 2012Results included in the Wood Flooring segment 16 Divested Businesses Patriot impact on Y-o-Y Comparisons Q3 2012 Q4 2012 2012 1H 2013 Q3 2013 2013 Net Sales $3-$4M $7 - $8M $10 - $12M $18 - $20M $6 -$7M $24-$27M EBITDA -- Minimal -- -- Minimal -- -- Minimal -- -- Minimal -- -- Minimal -- -- Minimal --
2013 2012 V EBITDA- Adjusted $371 $402 ($31) Depreciation and Amortization (109) (100) (9) Operating Income - Adjusted $262 $302 ($40) Foreign Exchange Movements (5) - (5) Cost Reduction Initiatives (18) (13) (5) Accelerated Depreciation and Impairments (not included above) - (12) 12 Impairment - (6) 6 Operating Income - As Reported $239 $271 ($32) Interest (Expense) Income (67) (51) (16) EBT $172 $220 ($48) Tax (Expense) Benefit (71) (76) 5 Net Income $101 $144 ($43) Full Year 2013 vs. PY - Adjusted EBITDA to Reported Net Income 17
2014 Estimate Range 2014 Estimate Range 2014 Estimate Range Adjusted Operating Income 275 to 300 D&A 125 to 130 Adjusted EBITDA 400 to 425 Changes in Working Capital (50) to (60) Capex (180) to (200) Interest Expense (45) to (50) Cash Taxes (30) to (40) Other, including cash payments for restructuring and one-time items (5) (5) (5) Free Cash Flow 55 to 105 Adjusted Operating Income to Free Cash Flow 18
Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter 2013 Reported Comparability(1) Adjustments FX(2) Adj 2013 Adjusted 2012 Reported Comparability(1) Adjustments FX(2) Adj 2012 Adjusted 2012 Adjusted Net Sales 661 - - 661 613 - (1) 612 612 Operating Income 30 9 2 41 42 4 1 47 47 EPS $0.20 $0.10 $0.02 $0.32 $0.15 $0.18 $0.01 $0.34 $0.34 Full Year Full Year Full Year Full Year Full Year Full Year Full Year Full Year Full Year Full Year 2013 Reported Comparability(1) Adjustments FX(2) Adj 2013 Adjusted 2012 Reported Comparability(1) Adjustments FX(2) Adj FX(2) Adj 2012 Adjusted Net Sales 2,720 - 4 2,724 2,619 - 4 4 2,623 Operating Income 239 18 5 262 271 31 - - 302 EPS $1.71 $0.28 $0.05 $2.04 $2.41 $0.12 $- $- $2.53 See earnings press release and 10-Q for additional detail on comparability adjustmentsEliminates impact of foreign exchange movements Consolidated Results 19
Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter 2013 Reported Comparability(1) Adjustments 2013 Adjusted 2012 Reported Comparability(1) Adjustments 2012 Adjusted Building Products 52 2 54 52 2 54 Resilient Flooring (2) 9 7 (1) - (1) Wood Flooring - - - 8 1 9 Unallocated Corporate (Expense) Income (20) - (20) (17) 2 (15) Full Year Full Year Full Year Full Year Full Year Full Year Full Year 2013 Reported Comparability(1) Adjustments 2013 Adjusted 2012 Reported Comparability(1) Adjustments 2012 Adjusted Building Products 263 3 266 230 25 255 Resilient Flooring 44 18 62 57 2 59 Wood Flooring 6 - 6 37 2 39 Unallocated Corporate (Expense) Income (74) 2 (72) (53) 2 (51) Segment Operating Income (Loss) 20 Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.
Fourth Quarter Fourth Quarter Full Year Full Year ($ millions) 2013 2012 2013 2012 Net cash from operations $52 $79 $214 $220 Net cash (used for) investing (59) (30) (146) (92) Add back (subtract) adjustments to reconcile to free cash flow Restricted cash - - - (1) Divestiture - (25) - (39) Free Cash Flow ($7) $24 $68 $88 Cash Flow 21 Cash flow information includes cash flows attributable to Cabinets